INCORPORATED UNDER THE LAWS OF THE
STATE OF NEW JERSEY

CERTIFICATE NO.		NUMBER OF SHARES

PARKE BANCORP INC.

6.00% Non-Cumulative Perpetual Convertible
Preferred Stock, Series B

CUSIP# 700885 304

REGISTERED OWNER:

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
(CRANFORD, NJ)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

This Certifies that the registered owner whose name is inscribed hereon is the owner of the number of shares of the fully paid and non-assessable shares of the 6.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series B, $.10 Par Value, transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish to any Shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class and series authorized to be issued.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

Dated:

PRESIDENT

PARKE BANCORP INC.
SEAL
2005
STATE OF NEW JERSEY

SECRETARY

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock, $.10 par value per share, in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEM COM — as tenants in common
TEM ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
Under Uniform Gifts to Minors Act
....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,OF ASSIGNEE)
____
____

______________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________ Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE ______________________ THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED: ______________________ THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.